UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
December 5, 2007

NEONODE INC.
(Exact name of registrant as specified in its charter)

Delaware	0-8419	94-1517641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Biblioteksgatan 11 S111 46 Stockholm, Sweden
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code
+468 678 18 50 — Sweden (925) 355-7700 — USA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In August 2006, the NASDAQ adopted rules requiring that listed securities be eligible for a Direct Registration System (DRS) by January 1, 2008. DRS permits a shareholder ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate. To affirm DRS eligibility, on December 5, 2007 Neonode Inc’s board of directors determined it was appropriate to amend Sections 34 and 36 to explicitly permit the issuance and transfer of uncertificated shares. Full text of the amendments is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1 Bylaw Amendments

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NEONODE INC.

Date: December 11, 2007	By:	/s/ David W. Brunton
Name: David W. Brunton Title: Chief Financial Officer, Vice President, Finance and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Bylaw Amendments